Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                                      11/15/05


        Blended Coupon                                              6.1817%


        Excess Protection Level
          3 Month Average   5.84%
          March, 2000   5.93%
          February, 2000   6.19%
          January, 2000   5.40%


        Cash Yield                                  19.39%


        Investor Charge Offs                         4.70%


        Base Rate                                    8.77%


        Over 30 Day Delinquency                      4.65%


        Seller's Interest                            8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,321,526,239.83